                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 25, 2002


                           FIRST STATE BANCORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                   New Mexico
                 (State or Other Jurisdiction of Incorporation)

               001-12487                                     85-0366665
        (Commission File Number)               (IRS Employer Identification No.)

7900 Jefferson, N.E., Albuquerque, New Mexico                   87109
   (Address of Principal Executive Offices)                  (Zip Code)

                                 (505) 241-7500
              (Registrant's Telephone Number, Including Area Code)

Item 5. Other Events.

        On July 25, 2002, the Registrant issued a News Release announcing that the Federal Reserve Bank of Kansas City has approved the Registrant's acquisition of First Community Industrial Bank. A copy of the News Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        Items (a) and (b) are inapplicable.

        Item (c) Exhibits.

Exhibit 99.1     News Release issued by the Registrant, dated July 25, 2002.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIRST STATE BANCORPORATION

Date: July 26, 2002                 By:  /s/ H. Patrick Dee
                                         ---------------------------------------
                                           H. Patrick Dee
                                           Executive Vice President, Secretary,
                                           Treasurer and Chief Operating Officer

                                  EXHIBIT INDEX

Exhibit  Description
-------  -----------
99.1     Press release dated July 25, 2002.